T. ROWE PRICE
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T. Rowe Price State Tax-Free Income Trust

   New York Tax-Free Bond Fund


 Supplement to prospectuses dated July 1, 1999
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 Effective April 1, 2000, the Portfolio Management paragraph on page 19 of the prospectus is updated with the following:

 New York Tax-Free Bond Fund
 Bond Fund Konstantine B. Mallas is Chairman of the New York Tax-Free Bond Fund's Investment Advisory Committee, responsible for its day-to-day management. Mr. Mallas joined T. Rowe Price in 1987 and has been involved in the tax-exempt bond management process since 1991. He is a vice president of T. Rowe Price and has been a member of the fund's advisory committee since 1994. He succeeds William F. Snider, who has left T. Rowe Price to pursue new opportunities.

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 The date of this supplement is April 14, 2000.
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                                                                C04-041 04/14/00